UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                  July 29, 2003
                ------------------------------------------------

                                 NEW CF&I, INC.
             (Exact name of registrant as specified in its charter)

             DELAWARE                       02-20781                93-1086900
--------------------------------------------------------------------------------
    (State or other jurisdiction of   (Commission File Number)    (IRS Employer
    incorporation or organization)                               Identification
                                                                     Number)

   1000 BROADWAY BUILDING, SUITE 2200, PORTLAND, OREGON            97205
--------------------------------------------------------------------------------
        (Address of principal executive offices)                  (Zip Code)

                                 (503)223-9228
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

 -------------------------------------------------------------------------------
 (Former name, former address and former fiscal year, if changed since last report)

                                CF&I STEEL, L.P.
             (Exact name of registrant as specified in its charter)

         DELAWARE                          02-20779                93-1103440
--------------------------------------------------------------------------------
 (State or other jurisdiction of  (Commission File Number)       (IRS Employer
 incorporation or organization)                                  Identification
                                                                 Number)

   1000 BROADWAY BUILDING, SUITE 2200, PORTLAND, OREGON            97205
--------------------------------------------------------------------------------
   (Address of principal executive offices)                      (Zip Code)

                                 (503) 223-9228
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------
 (Former name, former address and former fiscal year, if changed since last report)

               ITEM 5. - OTHER EVENTS AND REGULATION FD DISCLOSURE

               On July 29, 2003, Oregon Steel Mills, Inc. issued a press release announcing a management change. Attached as Exhibit 99.1 is a copy of that press release.

               ITEM 7. - FINANCIAL STATEMENTS AND EXHIBITS

               (c) Exhibits.

               Exhibit Number                 Description
               --------------                 -----------

               99.1                           Press release dated July 29, 2003.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          OREGON STEEL MILLS, INC.



Date:  July 29, 2003
                                          --------------------------------------
                                                     Jeff S. Stewart
                                                Corporate Controller
                                              (Principal Accounting Officer)

                                  EXHIBIT INDEX

               Exhibit Number                 Description
               --------------                 -----------

               99.1                           Press release dated July 29, 2003.


                                      -3-